SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): April 2, 1999

                             MONSTERDAATA.COM, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                            033-01599                    22-2732163
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(State or Other                    (Commission                 (IRS Employer
Jurisdiction of                      File No.)               Identification No.)
Incorporation)

                     115 Stevens Avenue, Valhalla, NY 10595
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (914) 747-9100
       ------------------------------------------------------------------

         D-Vine, Ltd., 712 Fifth Avenue, Fifth Floor, New York, NY 10019
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

This Amendment No. 1 (this "Amendment") to the Current Report of MonsterDaata.com, Inc. ("Registrant") on Form 8-K dated April 2, 1999, (the "Current Report") relates to the Acquisition Agreement and Plan of Reorganization, dated as of March 26, 1999, between Taconic Data Corp. ("Taconic"), Registrant and certain shareholders of Taconic and Registrant (the "Acquisition Agreement"). Pursuant to the Acquisition Agreement, Registrant acquired 99.2% of the issued and outstanding capital stock of Taconic, a privately-held corporation, in exchange for the issuance of an aggregate of 6,000,000 shares of Registrant's common stock (the "Acquisition"), which resulted in a change in control of Registrant (the former shareholders, directors and officers of Taconic now control Registrant). Registrant also filed a Certificate of Amendment to its Certificate of Incorporation, changing its corporate name from "D-Vine, Ltd." to "MonsterDaata.com, Inc." following the completion of the Acquisition. The Acquisition was deemed a reorganization or "reverse acquisition" for accounting purposes.

As a result of the Acquisition, Registrant has elected to retain Taconic's current auditors to be Registrant's certifying accountants, and Registrant has elected to change its fiscal year end to December 31 to match Taconic's historical fiscal year end. These changes are further described in Items 4 and 8 in Registrant's separate Current Report on Form 8-K to be filed on or about June 15, 1999.

This Amendment amends Item 7 to provide certain financial statements and information for the fiscal years ended December 31, 1997 and December 31, 1998 and the quarterly periods ended March 31, 1998 and March 31, 1999, which was impracticable to provide at the time the Registrant filed the Current Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a) FINANCIAL STATEMENTS.

            Attached hereto as Exhibit (c)(1) is Taconic's financial statements for the three months ended March 31, 1998 and 1999 (unaudited), and for the fiscal years ended December 31, 1997 and 1998 (audited).

      (b) PRO-FORMA FINANCIAL INFORMATION.

            Since the Acquisition is treated as a recapitalization and Taconic is deemed the acquirer for accounting purposes, pro forma information has not been presented.

      (c) EXHIBITS.

            (c)(1) Financial Statements of Taconic.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MONSTERDAATA.COM, INC.


                                    By: /s/ James Garfinkel
                                        ---------------------------------------
                                        James Garfinkel
                                        Vice-President, Secretary and Treasurer

Date: June 14, 1999


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

                                  Exhibit Index

Exhibit Number                                            Description
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    (c)(1)                                      Financial Statements of Taconic.


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